                                                                CONFORMED COPY


                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20459

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           DECEMBER 4, 2001
                                                     --------------------------


                              CAMBREX CORPORATION
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            (Exact name of Registrant as specified in its charter)


                                   DELAWARE
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                (State or other jurisdiction of incorporation)

        1-10638                                            22-2476135
------------------------                       --------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

One Meadowlands Plaza, East Rutherford, New Jersey           07073
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:       (201)804-3000
                                                         ---------------


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                               CAMBREX CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

                                NOVEMBER 29, 2001

ITEM 5.    OTHER EVENTS
           ------------

           Cambrex Corporation announced they have successfully obtained new credit facilities from a group of banks led by JPMorganChase, New York, N.Y., as lead arranger and administrative agent. The credit facilities provide for an aggregate amount of $430 million, consisting of a 364-day renewable, senior revolving credit facility for $161,250,000, and a 5-year senior revolving credit facility in the amount of $268,750,000. the 5-year agreement will expire in November 2006. The new agreements renew and extend the approximately $300 million of existing bank debt which was scheduled to mature in September 2002.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.
           ----------------------------------

           (c)    Exhibits

                  (99)       Additional exhibits
                  (99) (a)   Press release dated November 29, 2001
                  (99) (b)   364-Day Credit Agreement
                  (99) (c)   Credit Agreement Five Year


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                               CAMBREX CORPORATION



                                               BY: /S/ SALVATORE J. GUCCIONE
                                               -----------------------------
                                               Salvatore J. Guccione
                                               Senior Vice President and
                                               Chief Financial Officer

Dated:  December 4, 2001

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